 Stephens Investment Conference
 June 6, 2012
Industry Leadership through Innovation, Experience
and Execution

2
Safe Harbor Statement
Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” Those forward-
looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements. Factors and uncertainties that may cause actual results to differ include, but are not limited to, the risks disclosed in the company’s filings with the U.S. Securities and Exchange Commission. The company undertakes no obligation to revise or update any forward-looking statements.

Agenda
Corporate Overview
Financial Update

About Us
► More than 34 million consumers protected
► Comprehensive solutions
► Preferred partner to the financial services industry
► Trailing 12 month Revenue of $373 million*
► Trailing 12 month Adjusted EBITDA before share
 related compensation of $55.5 million*
► NASDAQ listed (Ticker: INTX) since 2004
Since 1996, Intersections has been the leading provider of consumer identity theft protection solutions.
*As of the Quarter ended March 31, 2012.

Leadership, Experience, Stability, Passion
Since 1996
• Co-founded Intersections Inc.
Michael R. Stanfield
Chairman and
Chief Executive Officer
Since 2006
John G. Scanlon
Executive Vice President,
Chief Financial Officer
Since 2003
• Former Senior Vice President at The Motley Fool
Steven A. Schwartz
Executive Vice President,
Consumer Services
Since 2003
• Previously served as Senior Vice President and General Counsel
• Founder of intellectual property and technology practice at major law firms; General Counsel of publicly held credit technology company; and Trial Attorney at U.S. Department of Justice
Neal B. Dittersdorf
 Executive Vice President,
 Chief Legal Officer
As of 6/6/12

Identity Theft Protection Market Overview
Identity Theft
Protection
Market:
Identity Theft
Protection
Market:
$2.5B to $3.5B
and Growing
$2.5B to $3.5B
and Growing
Endorsed
Direct to
Consumer
 Only an estimated 12% of consumers pay for an Identity Protection Subscription Service;
 indicating a huge, untapped market **
*Market Size based on internal estimates, the high end of $3.5 billion was referenced in Javelin’s Fifth Annual ID Protection Services Scorecard (August 2011). Javelin’s 2011 ID protection market estimates were expanded in 2011 to include a wider array of antivirus and PC protection services.
** According to Javelin‘s Fifth Annual ID Protection Services Scorecard (August 2011) 20% of consumers received a core Identity Protection Service of which 41% were for free, limited feature and /or limited duration subscriptions.
Market Size*

Consumers Trust Their Banks for Their Identity Protection
Source: Javelin 2010 Annual Identity Protection Services Scorecard, Identity Fraud Protection Services by Age.
■Gen Y
■Gen X
■Baby boomers
■All Consumers

Banking Partners Require a Wide Spectrum of World Class Skills
Products
 ► Best in Class Comprehensive and Multi-layered
 Solutions
 ► Track Record of Innovation
 ► Incorporating Advanced Technology
Customer
 ► In-house and Off Shore Customer Service Centers
 ► Highly Secure Environment to Protect Data
 ► Seamless Customer Experience to Support Brand
 ► Secure and High Brand Quality Print Capabilities
Partnership
 ► Marketing and Operational Expertise
 ► Dedicated Client Services Team Put Clients' Needs
 First
 ► Flexible Program Management to Meet Evolving
 Objectives
…and more

Honored as one of the Top 500 Innovative Information
Technology Companies (2010 and 2011)

What Is a Comprehensive Identity Theft Protection Product?
Consumer Benefits May Include:
 ► Customized 1B or 3B Credit Reports and Credit
 Scores
 ► Daily, monthly, and quarterly monitoring of credit
 files by one or all 3 Bureaus: Equifax, Experian &
 TransUnion
 ► Alternative data monitoring of public record
 information, new account openings, exposed data
 on the internet, etc.
 ► Mobile Data Storage Software
 ► Antivirus, Anti-Keylogging, and other Software Tools
 ► Credit Education
 ► Identity Theft Insurance
 ► Exclusive access to The Identity Theft Assistance
 Corporation (ITAC), a financial services industry
 sponsored non-profit that assists identity theft
 victims

Innovations Such as kID SureSM Continually Refresh the Category
How kID SureSM Helps Protect Kids
 ► All-new, patent-pending technology
 scours thousands of data sources
 providing
 o Ongoing visibility into potential exposure
 of a child’s personal data
 o A comprehensive “Digital Footprint”
 report showing detected data
 o Alerts to certain kinds of activity
 detected
 ► kID SureSM scans for:
 o SSN Exposure
 o Criminal Records
 o DMV Records
 o Utilities Records

Strategic Focus on Marketing of Identity Theft Protection Services

As of 6/6/12

Agenda
Corporate Overview
Financial Update

Attractive Economic Profile
 ► Flexible economic arrangements with clients
 o High margin fee for service
                         “indirect” arrangements
 o High return on marketing investment
                         “direct” arrangements
 ► Detailed financial modeling at the client, product
 and marketing channel level based on cumulative
 knowledge from more than 34 million customers
 served
 ► High visibility recurring revenue and cash flow
 business model from 4.8 million subscribers
 ► Returning capital to shareholders via share
 repurchases and dividends
Annualized Dividend Yield @ 7.0%
Dividend Yield is based on May 31, 2012 closing price of $11.43
Adjusted EBITDA is a non-GAAP financial measure. Our consolidated financial statements, other data and reconciliations of these non-GAPP financial measures to the most directly comparable GAAP financial measures and related notes can be found in the “GAAP and Non-GAAP Measures” link under the “Investor & Media "page on our website at www.intersections.com. Includes an estimated $2.3 million in severance expenses recorded in the 4th quarter of 2011.
Consolidated results adjusted for sale of SI. EBITDA adjusted for share related compensation and non-cash impairment charges.
LTM Adjusted EBITDA ($MM)

Q1 2012 Consolidated Highlights Financial Results
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

Q1 2012 Consumer Product and Services (CP&S) Highlights
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

Continuing Shift Towards A Higher Percentage of Indirect Subscribers
Marketing arrangements are based on the
economic risk and reward of the specific
marketing campaign.
 ► Direct Marketing Arrangement
 o Intersections recognizes the gross
 amount billed to the subscriber
 o Intersections bears most of the new
 subscriber marketing expenses
 o Intersections pays commissions and/or
 bounties to marketing partners
 ► Indirect Marketing Arrangement
 o The client pays Intersections a service
 fee or percentage of the revenue
 o The client bears the new subscriber
 marketing expenses
 o No commissions paid by Intersections
Please see the company’s release and website at www.intersections.com for additional details on results.

Income Statement Impacts of Mix Shift
Line Item	Impact
Revenue	Generally declines as mix shifts to indirect for the same size of subscriber base
Marketing & Commissions	Generally declines as mix shifts to indirect for the same size of subscriber base
Product Costs	Generally driven by subscriber count and specific product attributes rather than direct/indirect mix. Declines as ratio of new accounts to existing subscribers declines.
G&A Costs	Largely independent of mix. Driven by technology & marketing investments and number of clients.
EBITDA	Result of trends noted above.
Management estimates.

Strong Shareholder Value Proposition
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.
* In accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, Intersections entered into a trading plan to facilitate repurchases by the Company of up to
$2.5 million of its common stock. It is anticipated that the repurchase plan will commence on June 10, 2012 and will remain in effect until July 31, 2012 but may be limited or terminated at any time without prior notice.
• To be paid on June 8, 2012 to
 stockholders of record as of business on
 May 29, 2012
• Represents an effective annual yield of
 approximately 7.0% (based on 5/31/12
 closing price of $11.43)
• $12.1 million in regular dividends since
 January 1, 2011
• $20 million authorized by our Board for share
 repurchases
• Entered into a trading plan in accordance with
 10b5-1 to facilitate repurchases of up to $2.5
 million of our common stock*
• $19.6 million returned to shareholders
 through repurchases in 2011

Well-positioned to Capitalize on Industry Trends and Leverage Our Unique
Advantages
• 11.6 million adults were victims of identity theft in 2011
 (12.6 percent y-o-y increase); with total dollar fraud
 amount of $18 billion
• Estimated 15 percent of U.S. consumers received
 notification of data breach in 2011, an increase of 67
 percent from 2010.
• Increasing trends in non-card frauds, computer-based
 crimes, and counterfeit software
Favorable Industry Dynamics *
• 4.8 million subscribers currently protected; more than 34
 million protected since inception
• Recognized as the innovator and product leader in the
 identity protection industry
• Most comprehensive identity protection product suite
 available
• Multiple medium to large existing clients/portfolios
• Consumer Direct
• Recently added clients and additional new client wins
• New product launches such as Identity Guard Platinum and
 kIDSureSM
Attractive Financial Characteristics
• Proven subscription model creates strong, predictable cash flow
• Strong cash flow from operations of $16.1 million, and $30.6 million in cash & equiv. on balance sheet as of March 31, 2012
• Will pay a 8th consecutive quarterly dividend on June 8, 2012, an effective dividend Yield of 7.0%
•Javelin‘s 2012 Identity Fraud Report: Social media and Mobile Forming New Fraud Frontier (February 2012)
•Dividend Yield is based on May 31, 2012 closing price of $11.43

Corporate Headquarters
Intersections Inc.
3901 Stonecroft Boulevard
Chantilly, VA 20151
Toll-free: 800.695.7536
www.intersections.com
NASDAQ : INTX
Investor Relations
Eric Miller
Senior Vice President
Corporate Finance and Investor Relations
Tel: 703.488.6100
emiller@intersections.com